Supplement dated July 20, 2016 to the Flexible Premium Variable Annuity

VAROOM and VAROOM II Prospectuses Dated May 1, 2016

Issued by National Integrity Life Insurance Company through its Separate Account I

This supplement to the prospectuses identified above describes changes to the Money Market Portfolio available in the variable annuity contracts issued by National Integrity Life Insurance Company.  Please retain this supplement to the prospectuses for future reference.

Vanguard Variable Insurance Fund Money Market Portfolio will be replaced with Fidelity VIP Government Money Market Portfolio, Initial Class

National Integrity Life Insurance Company will replace the Vanguard Variable Insurance Fund Money Market Portfolio (“Vanguard Money Market”) Subaccount in your variable annuity with the Fidelity VIP Government Money Market Portfolio (“Fidelity Money Market”) Subaccount, as indicated in the chart below.

Existing Subaccount	Replacement Subaccount
Vanguard Money Market →	Fidelity Money Market, Initial Class

Any Account Value you have in the existing Vanguard Money Market Subaccount at the end of the Business Day on September 21, 2016 will be transferred automatically to the Fidelity Money Market Subaccount.  You are not required to take any action.  You will not incur a charge or fee for this replacement.  The replacement will not trigger your contract’s 60-day reallocation waiting period, thereby not counting against the number of reallocations you may make in a contract year.

Free Transfer Before the Replacement — If you do not want your Account Value in the Vanguard Money Market Subaccount moved to the Fidelity Money Market Subaccount, you may move it to any available Subaccount.  If you move your money out of the Vanguard Money Market Subaccount anytime before September 21, 2016, you will not incur a charge or fee and the move will not trigger a 60-day waiting period before you can make a reallocation.

Guaranteed Lifetime Withdrawal Benefit Rider — If you purchased a Guaranteed Lifetime Withdrawal Benefit, this replacement will take effect as described above.  Your investment allocations will remain in compliance with the investment requirements associated with the rider.  You are not required to take any action.

One Allocation on the Contract — Your VAROOM variable annuity allows only one allocation on the contract at any time.  Whether we move your Account Value at the time of the replacement or you move your Account Value out of the Vanguard Money Market Subaccount before the replacement, your entire Account Value will be reallocated to the allocation of record at the time of the move.

Description of Fidelity VIP Government Money Market Portfolio

The Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity.  The advisor normally invests at least 99.5% of total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities).  The advisor invests in U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury.  The fund invests in compliance with industry-standard regulatory requirements for money market funds for quality, maturity and diversification of investments.

Expense Comparison — Following are the total annual portfolio operating expenses of the Vanguard Money Market, along with the Fidelity Money Market, for comparison.

Portfolio	Management Fees	12b-1 Fee or Service Fee	Other Expenses	Total Annual Expenses
Fidelity Money Market, Initial Class	0.17%	0.00%	0.08%	0.25%

Vanguard Money Market	0.13%	0.00%	0.03%	0.16%

For more information about the Fidelity VIP Government Money Market Portfolio, including the risks of investing, refer to the Portfolio’s prospectus.  For a prospectus, contact our Administrative Office in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-433-1778.